Smith Barney Emerging Markets Equity Fund

Sub-Item 77C (Mutual Fund Proxy)

Registrant incorporates by reference Registrant's DEFA 14A dated SEPTEMBER 27, 2005 filed on SEPTEMBER 27, 2005.
(Accession No. 0001193125-05-192361)


Sub-Item 77C (Mutual Fund Proxy)

Registrant incorporates by reference Registrant's DEFA 14A dated SEPTEMBER 13, 2005 filed on SEPTEMBER 13, 2005.
(Accession No. 0001193125-05-184253)


Sub-Item 77C (Mutual Fund Proxy)

Registrant incorporates by reference Registrant's DEF 14A dated SEPTEMBER 2, 2005 filed on SEPTEMBER 2, 2005.
(Accession No. 0001193125-05-179915)